Exhibit 32.1

Certification of Principal Executive Officer and Principal Financial Officer Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned, the Interim Chief Executive Officer and the Chief Financial Officer of Sunstone Hotel Investors, Inc. (the “Company”), pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each hereby certifies that to his knowledge on the date hereof:

(a) The Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2021, filed on the date hereof with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 4, 2021	/s/ Douglas M. Pasquale
Douglas M. Pasquale
Interim Chief Executive Officer

Date: November 4, 2021	/s/ Bryan A. Giglia
Bryan A. Giglia
Chief Financial Officer